SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                          APRIL 1, 1997

                 (Date of earliest event reported)

                      Pennwood Bancorp, Inc.

          (Exact name of registrant as specified in its charter)



PENNSYLVANIA                         0-21939                    25-1783648
(State or other jurisdiction         (Commission File Number)   (IRS Employer
 of incorporation)                                              Identification
                                                                No.)

683 LINCOLN AVENUE, PITTSBURGH, PENNSYLVANIA                    15202
(Address of principal executive offices)                        (Zip Code)


                              (412) 761-1234
              (Registrant's telephone number, including area code)

                              NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

                        Page 1 of 4 Pages.
                 Exhibit Index appears on page 2.

ITEM 5.   OTHER EVENTS

     On April 1, 1997, Pennwood Bancorp. Inc. (the "Company"), announced that its 1997 Stock Option Plan and its 1997 Recognition and Retention Plan were approved by stockholders at a special meeting of stockholders. The Company also announced that in order to fund the 1997 Recognition and Retention Plan the related trust intends to purchase shares of the Company's common stock in the open market with funds contributed by the Company. Purchases will be made from time to time in the discretion of management of the Company and will amount to up to 24,405 shares of the Company's common stock.

       For additional information, reference is made to the Press Release, dated April 1, 1997, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

           99     Press Release, dated April 1, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PENNWOOD BANCORP, INC.



Date:  April 2, 1997     By: /S/ PAUL S. PIEFFER
                             -------------------
                             Paul S. Pieffer
                             President and Chief Executive Officer